                                                                   Exhibit 99.12


DEBTOR: GREAT INDEPENDENCE SHIP CO.                 CASE NUMBER:  01-10969 (EIK)

                            MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED




In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached March Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ NICHOLAS J. DAVISON
-----------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR: GREAT INDEPENDENCE SHIP CO.                 CASE NUMBER:  01-10969 (EIK)

                            MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1      Summary of Bank and Investment Accounts

Attachment 2      Schedule of Receipts and Disbursements

Attachment 3      Bank and Investment Account Statements

Attachment 4      Income Statement

Attachment 5      Balance Sheet

Attachment 6      Summary of Due To/Due From Intercompany Accounts

Attachment 7      Accounts Receivable Aging

Attachment 8      Accounts Payable Detail

Attachment 9      Notes to March Monthly Operating Report

16-Apr-02                      Summary Of Bank And Investment Accounts                Attachment 1
3:36 PM                              Great Independence Ship Co.
Summary                                Case No: 01-10969 (EIK)                         UNAUDITED
Great Independence Ship Co.           For Month Of March, 2002

                                    Balances
                           -----------------------------    Receipts &       Bank
                              Opening         Closing       Disbursements    Statements    Account
Account                    As Of 3/01/02   As Of 3/31/02    Included         Included      Reconciled
-------                    -------------   -------------    --------         --------      ----------
Independence Steamer                0.00            0.00    No -             No -          No -
Bank of Hawaii                                              Account          Account       Account
Account # - 0001-029126                                     Closed           Closed        Closed

16-Apr-02                       Receipts & Disbursements            Attachment 2
3:36 PM                       Great Independence Ship Co.
Summary                          Case No: 01-10969 (EIK)
Great Independence Ship Co.     For Month Of March, 2002
Attach 2


                  No Receipts Or Disbursements - Account Closed

16-Apr-02                      Concentration & Investment Account Statements     Attachment 3
3:38 PM                                 Great Independence Ship Co.
Summary                                   Case No: 01-10969 (EIK)
Great Independence Ship Co.              For Month Of March, 2002
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                Date: 19-APR-02 08:27:38
INCOME STATEMENT - ATTACHMENT 4                     Page:   1
Current Period: MAR-02

currency USD
Company=54 (S.S. INDEPENDENCE)

                                                                    PTD-Actual
                                                                    31-Mar-02
                                                                    ----------
Revenue
Gross Revenue                                                        (12,903.81)
Allowances                                                                 0.00
                                                                  --------------
Net Revenue                                                          (12,903.81)

Operating Expenses
Air                                                                        0.00
Hotel                                                                      0.00
Commissions                                                                0.00
Onboard Expenses                                                           0.00
Passenger Expenses                                                   126,837.13
Vessel Expenses                                                        1,039.36
Layup/Drydock Expense                                                      0.00
Vessel Insurance                                                           0.00
                                                                  --------------
Total Operating Expenses                                             127,876.49

                                                                  --------------
Gross Profit                                                        (140,780.30)

SG&A Expenses
Sales & Marketing                                                          0.00
Start-Up Costs                                                             0.00
                                                                  --------------
Total SG&A Expenses                                                        0.00

                                                                  --------------
EBITDA                                                              (140,780.30)

Depreciation                                                               0.00

                                                                  --------------
Operating Income                                                    (140,780.30)

Other Expense/(Income)
Interest Income                                                            0.00
Interest Expense                                                       4,191.38
Equity in Earnings for Sub                                                 0.00
Reorganization expenses                                                    0.00
                                                                  --------------
Total Other Expense/(Income)                                           4,191.38

                                                                  --------------
Net Pretax Income/(Loss)                                            (144,971.68)

Income Tax Expense                                                         0.00

                                                                  --------------
Net Income/(Loss)                                                   (144,971.68)
                                                                  ==============

AMCV US SET OF BOOKS                                    Date: 18-APR-02 17:04:26
BALANCE SHEET - ATTACHMENT 5                            Page:  1
Current Period: MAR-2

currency USD
Company=54 (S.S. INDEPENDENCE)

                                               YTD-Actual           YTD-Actual
                                               31-Mar-02            22-Oct-01
                                               ----------           ----------
ASSETS
Cash and Equivalent                                     0.00          64,505.83

Restricted Cash                                         0.00               0.00

Accounts Receivable                                     0.00         175,538.74

Inventories                                     1,144,821.19       1,148,206.76

Prepaid Expenses                                        0.00           2,954.26

Other Current Assets                                    0.00          16,615.13

                                          --------------------------------------
Total Current Assets                            1,144,821.19       1,407,820.72


Fixed Assets                                   97,928,924.04      97,928,924.04

Accumulated Depreciation                      (44,272,667.29)    (44,272,667.29)

                                          --------------------------------------
Net Fixed Assets                               53,656,256.75      53,656,256.75


Net Goodwill                                            0.00               0.00

Intercompany Due To/From                      (17,753,320.49)    (17,643,280.88)

Net Deferred Financing Fees                       687,385.22         709,459.82

Net Investment in Subsidiaries                          0.00               0.00

                                          --------------------------------------
Total Other Assets                            (17,065,935.27)    (16,933,821.06)

                                          --------------------------------------
Total Assets                                   37,735,142.67      38,130,256.41
                                          ======================================

AMCV US SET OF BOOKS                                    Date: 18-APR-02 17:04:26
BALANCE SHEET - ATTACHMENT 5                            Page:  2
Current Period: MAR-2

currency USD
Company=54 (S.S. INDEPENDENCE)

                                                YTD-Actual           YTD-Actual
                                                31-Mar-02            22-Oct-01
                                                ----------           ----------
LIABILITIES

Accounts Payable                                        0.00               0.00

Accrued Liabilities                                     0.00          31,544.34

Deposits                                                0.00               0.00

                                          --------------------------------------
Total Current Liabilities                               0.00          31,544.34


Long Term Debt                                          0.00               0.00

Other Long Term Liabilities                     1,266,494.79       1,266,494.79

                                          --------------------------------------
Total Liabilities                               1,266,494.79       1,298,039.13


OTHER

Liabilities Subject to Compromise              32,349,773.96      32,372,521.16

                                          --------------------------------------
Total Other                                    32,349,773.96      32,372,521.16


OWNER'S EQUITY

Common Stock                                        1,000.00           1,000.00

Add'l Paid In Capital                          17,616,000.00      17,616,000.00

Current Net Income (Loss)                         (33,106.13)     (9,694,324.85)

Retained Earnings                             (13,465,019.95)     (3,462,979.03)

                                          --------------------------------------
Total Owner's Equity                            4,118,873.92       4,459,696.12

                                          --------------------------------------
Total Liabilities & Equity                     37,735,142.67      38,130,256.41
                                          ======================================

Great Independence Ship Co.                   Attachment 6                      01-10969 (JCA)
                                Summary List of Due To/Due From Accounts
                                   For the Month Ended March 31, 2002

                                                           BEGINNING                                  ENDING
AFFILIATE NAME                            CASE ID #         BALANCE         DEBITS    CREDITS         BALANCE
American Classic Voyages Co.              01-10954      (24,948,942.58)           -          -   (24,948,942.58)
AMCV Cruise Operations, Inc.              01-10967      (36,654,424.42)           -          -   (36,654,424.42)
The Delta Queen Steamboat Co.             01-10970           83,084.83            -          -        83,084.83
Great AQ Steamboat, L.L.C.                01-10960            4,881.60            -          -         4,881.60
Great Ocean Cruise Line, L.L.C.           01-10959            2,195.09            -          -         2,195.09
Cruise America Travel, Incorporated       01-10966          (16,321.27)           -          -       (16,321.27)
Cape Cod Light, L.L.C.                    01-10962          (32,099.49)           -          -       (32,099.49)
Project America, Inc.                     N/A                21,415.35            -          -        21,415.35
Oceanic Ship Co.                          N/A             1,172,074.09            -          -     1,172,074.09
Project America Ship I, Inc.              N/A               277,329.74            -          -       277,329.74
Great Hawaiian Cruise Line, Inc.          01-10975       24,664,282.52    39,375.23   4,616.79    24,699,040.96
Great Hawaiian Properties Corporation     01-10971       28,898,393.97            -          -    28,898,393.97
American Hawaii Properties Corporation    01-10976          542,250.76            -          -       542,250.76
CAT II, Inc.                              01-10968      (11,802,199.12)           -          -   (11,802,199.12)
                                                       ---------------------------------------------------------
                                                        (17,788,078.93)   39,375.23   4,616.79   (17,753,320.49)
                                                       =========================================================

                          Great Independence Ship Co.
                                 01-10969 (EIK)




                           Accounts Receivable Aging
                              As of March 31, 2002







                                  Attachment 7


                                 Not Applicable

                          Great Independence Ship Co.
                                 01-10969 (EIK)




                            Accounts Payable Detail
                              As of March 31, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR: GREAT INDEPENDENCE SHIP CO.                 CASE NUMBER:  01-10969 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO MARCH MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. On October 22, 2001, the Debtor ceased all operations, and the U.S. Maritime Administration took possession of the ss Independence, the Debtor's primary asset, in connection with the uncontested foreclosure of its marine lien on the vessel. In connection therewith, the Debtor ceased recording depreciation expense and ceased accruing for the next scheduled dry-dock.


2. Deferred financing costs represent costs incurred in connection with placing pre-petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument. The Debtor has ceased paying cash interest on its long-term debt, and accordingly, has ceased accruing for such payments as interest expense.

3. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.

4. Food and beverage inventories for the ss Independence have been adjusted to reflect physical inventory counts on board the ship on October 20, 2001. All other inventory values are based on information contained in the computer systems. See Note 1.

DEBTOR: GREAT INDEPENDENCE SHIP CO.                 CASE NUMBER:  01-10969 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO MARCH MONTHLY OPERATING REPORT


5. Credit card receivables have been reviewed for collectibility and adjusted accordingly.